Bridge Builder Tax Managed Small/Mid Cap Fund

Summary Prospectus

Ticker: BBTSX	October 27, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 27, 2025, are incorporated by reference into this Summary Prospectus.

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SUMMARY SECTION

Bridge Builder Tax Managed Small/Mid Cap Fund

Investment Objective

The investment objective of Bridge Builder Tax Managed Small/Mid Cap Fund (the “Fund” or the “Small/Mid Cap Fund”) is to seek to provide a tax-efficient investment return consisting of capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.03%

Total Annual Fund Operating Expenses	0.67%
Less Waivers(1)	(0.28)%

Net Annual Fund Operating Expenses	0.39%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2026, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2026, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive fees until October 28, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$186	$345	$808

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small- and mid-capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of securities of small- and mid-capitalization companies. The Fund defines small- and mid-capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell Midcap® Index and the Russell 2000® Index (as of April 30, 2025, companies with capitalizations between $119.4 million and $58.5 billion). The market capitalization of the companies included in the Russell Midcap® Index and the Russell 2000® Index will change with market conditions. While the Fund primarily invests in equity securities of small- and mid-capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may also invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund does not intend to hedge the currency exposure that may be created by its investments in securities denominated in foreign currencies, although a Sub-adviser (defined below) may consider currency risks as part of its investment process.

The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. As of September 30, 2025, the Fund had significant exposure to securities of companies in the industrials sector.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser. The Fund implements the investment recommendations of the Fund’s sub-advisers through the use of Parametric Portfolio Associates LLC (“Parametric” and, together with the Fund’s other sub-advisers, the “Sub-advisers”) as overlay manager appointed by the Adviser. In addition to acting as overlay manager, Parametric also serves as the direct indexing manager for the Fund. In this role, Parametric manages one or more allocated portions of the Fund pursuant to a strategy that is designed to provide similar exposure to certain designated indices, as described in additional detail below.

Each Sub-adviser (other than Parametric in its role as overlay manager) manages its portion of the Fund’s portfolio by providing a model portfolio to Parametric on an ongoing basis that represents that Sub-adviser’s recommendation as to the securities to be purchased, sold or retained by the Fund. Parametric, as the overlay manager, then constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the Sub-advisers, including with respect to each direct indexing portion of the Fund, with the weighting of each Sub-adviser’s model in the total portfolio determined by the Adviser.

Each Sub-adviser may use its own proprietary and external research and securities selection processes in constructing its model portfolio. Pursuant to direction from the Adviser, Parametric has limited authority to vary from the models, primarily for the purpose of efficient tax management of the Fund’s securities transactions. Parametric seeks to manage the impact of taxes through active tax management strategies, including tax lot management, which impacts tax loss harvesting, capital gain deferral, and the minimization of wash sales. The Adviser may also direct Parametric to adjust the portfolio to implement the Adviser’s forward-looking views regarding various portfolio characteristics or factors, or for risk management purposes. Parametric may also vary the portfolio implementation to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives as directed by the Adviser.

In connection with the construction of the Fund’s portfolio, the Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: AllianceBernstein L.P. (“AllianceBernstein”), Allspring Global Investments, LLC (“Allspring”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management Inc. (“JPMIM”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), and Parametric. The Adviser may adjust the weighting of Fund assets allocated to each Sub-adviser’s model at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser.

Below is a summary of each Sub-adviser’s principal investment strategies.

AllianceBernstein’s Principal Investment Strategies

AllianceBernstein recommends investments primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. AllianceBernstein considers small- to mid-capitalization companies to be companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500® Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500® Value Index. As of June 30, 2025, the market capitalizations of the companies in the Russell 2500® Value Index ranged from $35 million to $23.94 billion.

In constructing its model portfolio, AllianceBernstein generally looks for companies that are determined by AllianceBernstein to be undervalued, using AllianceBernstein’s fundamental value approach. In making recommendations for its allocated portion of the Fund’s assets, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Allspring’s Principal Investment Strategies

Under normal circumstances, Allspring recommends investments primarily in equity securities of medium-capitalization companies. Allspring defines equity securities of medium-capitalization companies as securities of companies with market capitalizations within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $831.24 million to $89.23 billion, as of June 30, 2025, and is expected to change frequently.

Typical investments recommended by Allspring include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. Allspring regularly reviews the investments of the portfolio and may recommend the sale of a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or Allspring identifies a more attractive investment opportunity. Allspring may recommend that portfolio securities be actively traded, which may lead to higher transaction costs that may affect the performance of Allspring’s allocated portion of the Fund’s assets.

GSAM’s Principal Investment Strategies

GSAM seeks long-term growth of capital and expects to recommend, under normal circumstances, investments primarily in a diversified portfolio of equity investments in small and mid-cap companies. GSAM aims to outperform the Russell 2500® Growth Index over a full market cycle. Through a fundamental process, GSAM’s investment team evaluates potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The investment team also considers valuation of companies when determining whether to recommend the purchase or sale of securities. Although GSAM recommends investments primarily in publicly traded U.S. securities, it may also recommend investments in foreign securities.

JPMIM’s Principal Investment Strategies

JPMIM employs a fundamental bottom-up investment process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which JPMIM believes will achieve above-average growth in the future. Under normal circumstances, JPMIM expects to recommend investments primarily in equity securities of mid-cap companies. JPMIM defines mid-cap companies as companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of June 30, 2025, JPMIM defines the market capitalizations of the companies in the Russell Midcap® Growth Index ranged from $831 million to $85.0 billion. In constructing its model portfolio for the Fund, JPMIM seeks growth companies with leading competitive positions that can achieve sustainable growth. JPMIM may recommend that a security be sold due to a change in the company’s fundamentals or if JPMIM believes the security is no longer attractively valued. JPMIM may also recommend that a security be sold if JPMIM identifies a stock that it believes offers a better investment opportunity.

Neuberger Berman’s Principal Investment Strategies

Neuberger Berman recommends investments that are comprised mainly of common stocks of small-mid capitalization companies, which Neuberger Berman defines as those with a total market capitalization within the market capitalization range of companies in the Russell 2500® Index at the time of initial purchase. The market capitalization of the companies in Neuberger Berman’s model portfolio and the Russell 2500® Index changes over time and Neuberger Berman may continue to recommend that a position in a company continue to be held or added to after its market capitalization has moved outside the range of the Russell 2500® Index. As of June 30, 2025, the market capitalizations of the companies in the Russell 2500® Index ranged from $2 million to $24.2 billion. Neuberger Berman seeks to reduce risk by diversifying among many companies and industries.

At times, Neuberger Berman’s portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trends. Although Neuberger Berman expects to recommend investments primarily in domestic stocks, it may also recommend investments in stocks of foreign companies. Neuberger Berman’s portfolio managers generally look for what they believe to be high-quality companies whose current market shares and balance sheets are strong. In addition, Neuberger Berman’s portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: a history of above- average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and a belief that the company has sound future business prospects. This approach is designed to seek to benefit from potential increases in stock prices, while endeavoring to limit the risks typically associated with small-mid capitalization stocks. Neuberger Berman’s portfolio managers follow a disciplined selling strategy and may recommend the sale of a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

Parametric’s Principal Investment Strategies

In addition to acting as overlay manager, Parametric also serves as the direct indexing manager for the Fund. This strategy is designed to provide the Fund with similar exposure to the Russell Midcap® Growth Index, Russell Midcap® Value Index, Russell 2000® Growth Index and Russell 2000® Value Index while maximizing after-tax returns through a variety of tax management techniques. The strategy seeks to exceed its benchmark on an after-tax basis. The criterion for the selection of investments is inclusion within the Russell Midcap® Growth Index, Russell Midcap® Value Index, Russell 2000® Growth Index or Russell 2000® Value Index.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first six risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●

Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●

Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives. In addition, to the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.

●

Smaller Company Risk. Investments in smaller capitalization companies (including mid-capitalization and small-capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

Taxation Risk. The Fund is managed to seek to minimize tax consequences to shareholders, but there is no guarantee that the Fund will be able to operate without incurring taxable income and gains to shareholders. The Fund will engage in tax management techniques such as tax loss harvesting, whereby securities are sold in order to generate capital losses to offset current and future capital gains. However, there are certain risks inherent with tax loss harvesting, including the possibility that such activity does not improve the Fund’s after-tax returns. During certain market conditions, such as lower volatility periods and periods of strong economic growth, the

Fund’s ability to generate capital losses to offset capital gains may be limited, which would limit the Fund’s ability to implement its tax loss harvesting strategy. In addition, because loss harvesting continuously decreases the cost-basis of the Fund’s portfolio, there is a risk that opportunities to realize losses may decrease over time. Tax loss harvesting may also increase the Fund’s portfolio turnover rates. In addition, the “wash sales” rule will limit the Fund’s ability to currently recognize a loss from the tax loss harvesting strategy when selling and purchasing substantially identical assets within a 61-day window (i.e., a period beginning 30 days before the date of such purchase or the sale and ending 30 days after such date). In such a case, the basis of the newly purchased securities will be adjusted to reflect the disallowed loss.

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Overlay Manager Risk. The Fund implements the investment recommendations of its Sub-advisers through the use of an overlay manager appointed by the Adviser. Pursuant to direction from the Adviser, the overlay manager has limited authority to vary from the models. The Fund is subject to the risk that the performance of a portion of the Fund allocated to a particular Sub-adviser may deviate from the performance of that Sub-adviser’s model portfolio or the performance of other proprietary or client accounts over which that Sub-adviser retains trading authority. The overlay manager’s variation from the Sub-adviser’s model portfolio may contribute to performance deviations, including under performance.

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American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

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Counterparty Risk. When the Fund enters into an investment contract, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Currency Risk. Certain securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns on foreign currency dominated securities for U.S. investors while a weak U.S. dollar will increase those returns.

The Fund does not seek to hedge its currency risk. Accordingly, the Fund may experience losses (or gains) that would not have been experienced had the risk been hedged, due to declines (or increases) in the value of foreign currencies in relation to the U.S. dollar. In addition, although a Sub-adviser may consider currency risks as part of its investment process, its judgments in this regard may not always be correct.

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Direct Indexing Risk. Because the portion of the Fund allocated to Parametric is managed so that its total return closely corresponds with that of the Russell Midcap® Growth Index, Russell Midcap® Value Index, Russell 2000® Growth Index and Russell 2000® Value Index, the Fund faces a risk of poor performance if any such index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise any such index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in any such index.

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Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. Government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Growth Style Risk. The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

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Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

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Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. In addition, a Sub-adviser may implement its model portfolio for its other accounts prior to submitting its model to the overlay manager appointed by the Adviser for the Fund, or after submitting its model portfolio to the overlay manager but before the overlay manager has had an opportunity to place some or all of the trades necessary for the Fund to implement the model portfolio. In these circumstances, trades placed by the overlay manager pursuant to a model portfolio may be subject to price movements that result in the Fund receiving prices that are different from the prices obtained by the Sub-adviser for its other accounts, including less favorable prices.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

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Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more diversified across numerous sectors.

○

Industrials Sector Risk. From time to time, the Fund may focus its investments in the industrials sector. The industrials sector predominantly consists of the capital goods, transportation and commercial services industries. These areas of the economy can be more cyclically sensitive, given the dependence on capital expenditure company spending. For instance, in a cyclical downturn companies may decrease their planned spending on machinery, building products and electrical equipment leading industrials companies to incur losses.

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Value Style Risk. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s performance for one year and since inception compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2023)	11.86%
Lowest (quarter ended September 30, 2023)	-5.28%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/25 to 9/30/25 was 4.90%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2024
	1 Year	Since Inception (6/1/22)

Return Before Taxes	10.67%	9.65%

Return After Taxes on Distributions	10.48%	9.46%

Return After Taxes on Distributions and Sale of Fund Shares	6.45%	7.46%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	16.22%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	12.00%	9.05%

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

AllianceBernstein
Portfolio Managers	Position with AllianceBernstein	Length of Service to the Fund
James MacGregor, CFA	Chief Investment Officer for US Small and Mid-Cap Value Equities	Since Inception
Erik Turenchalk, CFA	Portfolio Manager for US Small and Mid-Cap Value Equities	Since Inception

GSAM
Portfolio Managers	Position with GSAM	Length of Service to the Fund
Greg Tuorto	Managing Director, Head of US Small/SMID Cap Growth Strategies, Co-Lead Portfolio Manager	Since Inception
Jessica Katz	Vice President, Co-Lead Portfolio Manager	Since Inception

JPMIM
Portfolio Managers	Position with JPMIM	Length of Service to the Fund
Felise L. Agranoff, CFA	Managing Director	Since Inception
Michael Stein, CFA	Managing Director	Since June 2025

Neuberger Berman
Portfolio Managers	Position with Neuberger Berman	Length of Service to the Fund
Robert W. D’Alelio	Managing Director	Since Inception
Brett S. Reiner	Managing Director	Since Inception
Gregory G. Spiegel	Managing Director	Since Inception

Parametric
Portfolio Managers	Position with Parametric	Length of Service to the Fund
Paul Bouchey, CFA	Global Head of Research	Since Inception
Jennifer Sireklove, CFA	Managing Director, Investment Strategy	Since Inception
Jennifer Mihara	Managing Director, Head of Equity Fund Management	Since July 2024

Allspring
Portfolio Managers	Position with Allspring	Length of Service to the Fund
James M. Tringas, CFA	Senior Portfolio Manager and Co-Head of Special Global Equity	Since Inception
Bryant VanCronkhite, CFA, CPA	Senior Portfolio Manager and Co-Head of Special Global Equity	Since Inception
Shane Zweck, CFA	Co-Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program, and to current and former Trustees of the Trust.

Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Eligible investors may purchase and sell or redeem Fund shares only from Edward Jones through an eligible Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.